                                              September 12, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

          Re: Chase Manhattan Grantor Trust 1995-A

Ladies and Gentlemen:

         I  am   sending   for   filing  on  behalf  of  the
above-referenced   issuer   and  in   connection   with  the
above-referenced securities a Current Report on Form 8-K dated September 12, 1996.

         Please confirm your receipt of such transmittal.


                                             Very truly yours,


                                             /s/ Martin R. Joyce
                                                 Martin R. Joyce




Enclosures

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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               ------------------

                                   FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934


                      Date of Report:   September 12, 1996


                             THE CHASE MANHATTAN BANK
            --------------------------------------------------
                  (Originator of the Trust referred to herein)
           (Exact name of registrant as specified in its charter)

                       CHASE MANHATTAN GRANTOR TRUST 1995-A
                    --------------------------------------------
                       (Issuer with respect to Certificates)


       NEW YORK             33-94460                13-2633612
      ---------------     -----------------       ------------------
      (State or other      (Commission            (IRS Employer
      jurisdiction of      File Number)           Identification No.)
      incorporation)


      270 Park Avenue, New York, New York            10017
      -------------------------------------------    ----------
      (Address of principal executive offices)        (Zip code)


                                    (212) 270-6000
                  ---------------------------------------------------
                  (Registrant's telephone number, including area code)




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Item 5. Other Events


     On 08/15/1996, Chase Manhattan Grantor Trust 1995-A (the "Trust")made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1995, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.7 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.


Item 7 (c).  Exhibits

20.1         Certificateholders Report for the month of July, 1996







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                              SIGNATURES



      Pursuant  to  the   requirements   of  the  Securities
Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            THE CHASE MANHATTAN BANK



                                           By: /s/ William J. Schiralli
                                         Name:  William J. Schiralli
                                         Title: Vice President


Date: September 12, 1996





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                                           INDEX TO EXHIBITS


   Exhibit                     Description                    Page
   -------                     -----------                    ----

     20.1                  Certificateholder Report dated       5
                           08/15/1996 delivered pursuant
                           to Section 5.7 of the Pooling
                           and Servicing Agreement as of
                           September 1, 1995.

                                                              Exhibit 20.1

Chase Manhattan Grantor Trust 1995-A

From: Chase Manhattan Bank

To:   Norwest Bank Minnesota, N.A.


                   MONTHLY CERTIFICATEHOLDER'S REPORT
                   ----------------------------------

Due Period 11 Beginning Date                     07/01/1996
Due Period 11 End Date                           07/31/1996
Determination Date                               08/09/1996
Remittance Date                                  08/15/1996


I.    Monthly Principal and Principal Carryover Shortfall to Certificateholders
      (Per $1000 of Original Principal Amount)               $ 32.3519030767

II.   Monthly Interest and Unpaid Interest to Certificateholders
      (Per $1000 of Original Principal Amount)                $ 3.3629282355

III.  Monthly Expenses Summary

      A. Servicing Fee Disbursement                             $ 840,922.43
      B. Cash Collateral Account Expense                              $ 0.00
      C. Total Expenses paid
         (per $1000 of Original Principal Amount)             $ 0.5604880370

IV.   Cash Collateral Account Deposit Amount                          $ 0.00

V.    Outstanding Advance Summary

      A. From Prior Period                                    $ 3,841,765.49
      B. From Current Period                                  $ 3,593,074.39
      C. Change in Amount Between Periods (Lines B - A)        $ -248,691.10

VI.   Pool Factor Information

      A. Certificate Principal Balance                      $ 960,568,077.23
      B. Initial Certificate Balance                      $ 1,500,339,658.38
      C. Pool Factor (Lines A / B)                            0.640233744316

VII.  Available Cash Collateral Account Information for Due Period

      A. Available Cash Collateral Amount                    $ 50,455,346.02
      B. Available Cash Collateral Amount Percentage         4.999999999802%

VIII. Required Cash Collateral Amount

      A. For the Current Collection Period                   $ 50,455,346.02
      B. For the Next Collection Period                      $ 48,028,403.86